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                                                                   EXHIBIT 10.26
1998-1999 STRATEGIC INCENTIVE PLAN
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PURPOSE:            TO ATTRACT, RETAIN, AND SIGNIFICANTLY REWARD A SELECT GROUP
                    OF INDIVIDUALS FOR THE ACHIEVEMENT OF AGGRESSIVE, MEASURABLE STANDARDS OF CORPORATE PERFORMANCE. PAYMENTS IN STOCK ARE INTENDED TO ASSIST PARTICIPANTS IN ACHIEVING SPECIFIED OWNERSHIP GUIDELINES AND PROMOTE AN ENTREPRENEURIAL APPROACH TO THE BUSINESS.

ELIGIBILITY:        Approximately 150 executives in the Company

PERFORMANCE
PERIOD:             Two Years

AWARD FREQUENCY:    Annually, performance periods will be overlapping.

PERFORMANCE
MEASURES:           Groups
                    100% Division Contribution (aggregate 1998 and 1999)

                    Corporate
                    100% Earnings Per Share (EPS) (aggregate 1998 and 1999)

PERFORMANCE
WEIGHTINGS:         Corporate Performance - 30%; Group Performance - 70% for
                    those participants with a target award of 100%

                    Corporate Performance - 20%; Group Performance - 80% For those participants with a target award of 75%

                    Corporate Performance - 10%; Group Performance - 90% For those participants with a target award of 40% - 60%

                    Corporate Performance -100% for all Corporate participants

RELATIONSHIP OF
PERFORMANCE
TO PAYOUT:



                                                  PAYOUT LEVEL
                                                   AS OF % OF
                         PERFORMANCE LEVEL        TARGET AWARD
                         -----------------        ------------

                              120%                     125%
                              110%                     110%
                              100%                     100%
                               90%                      70%
                               80%                      50%

                         Bonus will not be paid below 80% level

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1998-1999 STRATEGIC INCENTIVE PLAN
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TARGET AWARD:       For those participants with a target award equivalent to
                    100% of base pay, the award is denominated 100% in stock units based on the stock price at the beginning of the performance period.

                    For those participants with a target award equivalent to 75% of base pay, the award is denominated 75% in stock units based on the stock price at the beginning of the performance period.

                    For those participants with a target award equivalent to 40%-60% of base pay, the award is denominated 50% in stock units based on the stock price at the beginning of the performance period.

PAYOUT FORM:        The mix of payments under this Plan between cash and stock will change as specified stock ownership guidelines are achieved
                    Payments will be made in stock for that portion of the award which is initially denominated in stock units as described above.

                    Upon achievement of the ownership guidelines, the participant may elect the form of payment, either cash or stock, with the opportunity for voluntary deferrals.

PAYMENT: Bonus payments will be made after the year-end financial results have been reviewed and certified by Arthur Andersen LLP. Proposed bonus payments for Senior Executives will be reviewed and approved by the Human Resource and Compensation Committee.

WITHHOLDING:        Participants receiving a portion of their bonus payment in stock may elect to pay Federal, state and local withholding tax obligations to the Company in cash or request that the Company withhold a number of shares of common stock equal in value to the withholding tax amount.